SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 4, 2004
                                                --------------------------------


                         Delta Woodside Industries, Inc.
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                             -----------------------
                          (State of Other Jurisdiction
                                of Incorporation)

     1-10095                                              57-0535180
-----------------------                             ----------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina          29606
-------------------------------------------------------------       -----------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On October 4, 2004, Delta Woodside Industries, Inc. (the "Company") issued a financial results press release for the fiscal quarter and fiscal year ended July 3, 2004. This press release is set forth in Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     99.1 Press release issued by Delta Woodside Industries, Inc. on October 4, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELTA WOODSIDE INDUSTRIES, INC.


Date:  October 4, 2004                  By:  /s/ W. H. Hardman, Jr.
                                            ---------------------------------
                                             W.H. Hardman, Jr.
                                             Chief Financial Officer

                                    EXHIBITS

99.1       Press release issued by Delta Woodside Industries, Inc. on October 4,
           2004.